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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: APRIL 11, 2003
                        (Date of earliest event reported)


                               TEAM AMERICA, INC.
             (Exact name of registrant as specified in its charter)


            OHIO                          0-21533                31-1209872
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)


                          100 E. CAMPUS VIEW BOULEVARD
                                    SUITE 170
                              COLUMBUS, OHIO 43235
                                 (614) 848-3995
   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)


                          110 EAST WILSON BRIDGE ROAD
                            WORTHINGTON, OHIO 43085
         (Former name or former address, if changed since last report.)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99.1 Press Release issued by Team America, Inc. regarding compliance with NASDAQ filing requirements and change in trading symbol.


ITEM 9. REGULATION FD DISCLOSURE

On April 11, 2003, Team America, Inc. (the "Company") issued a press release announcing that it received notification from the NASDAQ Listing Qualifications Department that the Company has evidenced compliance with the filing requirements for continued listing on the NASDAQ Small Cap Market. As a result, the "E" will be removed from the Company's trading symbol, which is currently "TMOSE", in the next couple of days, and will revert back to "TMOS". A copy of this press release is attached as Exhibit 99.1.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     TEAM AMERICA, INC.
                                                         Registrant

                                                   /s/ S. Cash Nickerson
                                            ------------------------------------
                                            Chairman and Chief Executive Officer


Date: April 11, 2003


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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION

   99.1 Press Release issued by Team America, Inc. regarding compliance with NASDAQ filing requirements and change in trading symbol (filed herewith).